UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

NEMAURA MEDICAL INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

NEMAURA MEDICAL INC.

57 West 57th Street

Manhattan, NY 10019

(646) 416-8000

NOTICE OF ACTION BY WRITTEN CONSENT

 To the Stockholders of Nemaura Medical Inc.:

This Notice and the accompanying Information Statement are being furnished to the holders of shares of common stock, par value $0.001 per share, of Nemaura Medical Inc., a Nevada corporation (“Nemaura” or the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the following actions taken by the Company’s Board of Directors (the “Board”) and by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company (collectively, the “Majority Stockholders”):

1.	To approve the amendment of Nemaura’s articles of incorporation, as amended (the “Articles”), to effectuate a reverse stock split of Nemaura’s outstanding shares of common stock, at a ratio of no less than 1-for-10 and no more than 1-for-150, with such ratio to be determined at the sole discretion of the Board (the “Reverse Split”); and

2.	To approve the amendment and restatement of the Articles (as amended and restated, the “A&R Articles” and together with the Reverse Split, the “Corporate Actions”).

The purpose of the Information Statement is to notify our stockholders that on May [•], 2024, stockholders holding a majority of the voting power of our issued and outstanding shares of capital stock executed a written consent approving the Corporate Actions.

Stockholder approval of the Corporate Actions was taken by written consent of the Majority Stockholders, as permitted by Delaware law, the Company’s Articles, and the Company’s bylaws. Accordingly, the Corporate Actions will not be submitted to the Company’s other stockholders for a vote, and the Information Statement is being furnished to such other stockholders to provide them with certain information concerning the Corporate Actions in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated under the Exchange Act, including Regulation 14C.

The attached Information Statement is first being mailed to our stockholders on or about [•], 2024. This Notice and accompanying Information Statement are being furnished to our stockholders in accordance with Rule 14c-2 under the Exchange Act, solely to inform our stockholders of the action taken by written consent.

We expect that the Corporate Actions will be effectuated on or about June [•], 2024; provided, however, that in no event will the Corporate Actions be effectuated prior to the date that is 20 days after the Information Statement is mailed to stockholders of record. In addition, FINRA must process the Reverse Split. Accordingly, we will not effectuate the Reverse Split prior to completion of processing by FINRA. Our Board retains the authority to abandon the Corporate Actions for any reason at any time prior to the effective date(s) of the Corporate Actions.

WE ARE NOT ASKING FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve the Corporate Actions. The accompanying Information Statement is provided solely for your information.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Dewan F.H. Chowdhury
Dewan F.H. Chowdhury
Chief Executive Officer
Nemaura Medical Inc.
May [•], 2024

INFORMATION STATEMENT

OF

NEMAURA MEDICAL, INC.

57 West 57th Steet

Manhattan, New York 10019

May [•], 2024

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF NEMAURA MEDICAL, INC.’S STOCKHOLDERS IS REQUIRED

IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement is being furnished to the stockholders of Nemaura Medical, Inc., a Nevada corporation (“Nemaura,” the “Company” “we,” “our,” or “us”), as of May 9, 2024 (the “Record Date”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder, to inform them that, with the unanimous approval of the Board of Directors of the Company (the “Board”), on [•], 2024, stockholders holding a majority of the issued and outstanding voting securities of the Company (collectively, the “Majority Stockholders”), approved, by written consent:

1.	To approve the amendment of Nemaura’s articles of incorporation, as amended (the “Articles”), to effectuate a reverse stock split of Nemaura’s outstanding shares of common stock, at a ratio of no less than 1-for-10 and no more than 1-for-150, with such ratio to be determined at the sole discretion of the Board (the “Reverse Split”); and

2.	To approve the amendment and restatement of the Articles (as amended and restated, the “A&R Articles” and together with the Reverse Split, the “Corporate Actions”).

Such approval and consent constitute the approval and consent of a majority of the total number of shares of the Company’s outstanding voting stock and is sufficient under the Nevada Revised Statutes, the Articles, and the Company’s bylaws to approve the Corporate Actions. Accordingly, approval of the Corporate Actions will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to such other stockholders to provide them with certain information concerning approval of the Corporate Actions in accordance with the requirements of the Exchange Act, and the regulations promulgated under the Exchange Act, including Regulation 14C.

Your consent is not required and is not being solicited in connection with approval of the Corporate Actions by the Majority Stockholders. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Exchange Act.

RECORD DATE, VOTING SECURITIES & MAJORITY STOCKHOLDER APPROVAL

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, there were 40,351,702 shares of common stock issued and outstanding, held by approximately [•] holders of record. Holders of our common stock are entitled to one vote per share. The Majority Stockholders together hold 20,206,000 shares of common stock, representing 50.07% of the vote of our outstanding common stock.

Set forth below are the stockholders who comprise the Majority Stockholders, and their ownership and voting power as of May 9, 2024, the Record Date:

Stockholder Name	Shares of Common Stock Beneficially Owned		Voting Power / Ownership %
Dewan F.H. Chowdhury	16,206,000	(1)	40.16%
Uptown Capital, LLC	4,000,000	(2)	9.91%
Total:	20,206,000		50.07%

(1)	Mr. Chowdhury is our Chairman of the Board, Chief Executive Officer, President, principal financial officer and principal accounting officer.

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EXPENSES

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and the Company will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

STOCKHOLDERS SHARING AN ADDRESS

In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one Information Statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Information Statement, or any future notices and documents, may make such request by contacting the bank, broker or other holder of record, or our offices by telephone at (646) 416-8000 or by mail at 57 West 57th Street, Manhattan, NY 10019. In addition, any such street-name stockholders residing at the same address who have received multiple copies of this Information Statement and wish to receive a single copy of our annual reports, information statements and proxy materials in the future may contact the bank, broker or other holder of record, or our offices at the contact information above.

NO DISSENTER’S RIGHT OF APPRAISAL

Stockholders have no right under the Nevada Revised Statutes, the Company’s Articles, and the Company’s bylaws to dissent from any of the actions set forth above.

STOCKHOLDERS’ RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions set forth herein is authorized by Nevada law. Under Nevada law, action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Corporate Actions disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of the Company’s voting power to approve the Corporate Actions.

The Corporate Actions described in this Information Statement cannot be taken until at least 20 calendar days after this Information Statement has first been sent or given to our stockholders. In addition, FINRA must process the Reverse Split. Accordingly, we will not effectuate the Reverse Split prior to completion of processing by FINRA. Our Board retains the authority to abandon the Corporate Actions for any reason at any time prior to the effective date(s) of the Corporate Actions.

INTEREST OF CERTAIN PERSONS IN THE CORPORATE ACTIONS

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the Corporate Actions that is not shared by all of our other stockholders.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

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ITEM 1—AMENDMENT OF ARTICLES TO EFFECTUATE

REVERSE SPLIT

On March 20, 2024, the Company’s common stock was delisted from the Nasdaq Capital Market due to the Company’s failure to satisfy certain standards for continued listing. The Company believes, however, that it is well-positioned for a near-term uplisting to a national stock exchange.  In order to proceed, however, our Board of Directors believes that the Reverse Split is necessary to increase the share price of our common stock to a level that will enable the Company to meet the listing standards on a national stock exchange, given the volume weighted average share price over the last 30 days has been less than 10 cents.

On [•], 2024, our Board unanimously approved and declared advisable the Reverse Split. On [•], 2024, the Majority Stockholders approved the Reverse Split, as well. Such approval authorizes the amendment of our Articles to effectuate the Reverse Split at a ratio of no less than 1-for-10 and no more than 1-for-150, with such ratio to be determined at the sole discretion of the Board, with any fractional shares being rounded up to the next higher whole share. A copy of the proposed Articles amendment effectuating the Reverse Split is attached hereto as Exhibit A.

The effective date of the Reverse Split will be determined at the sole discretion of the Board; provided, however, that in no event with the Reverse Split be effectuated prior to the date that is 20 calendar days after the mailing of this Information Statement. In addition, FINRA must process the Reverse Split. Accordingly, we will not effectuate the Reverse Split prior to completion of processing by FINRA. The effective date of the Reverse Split will be publicly announced by us. The Board may determine, in its sole discretion, not to effectuate the Reverse Split and not to file any amendment to our Articles.

If we effectuate the Reverse Split, then, except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of the then-outstanding shares of common stock immediately following the Reverse Split that such stockholder held immediately prior to the Reverse Split. The par value of our common stock will remain unchanged at $0.001 per share. No fractional shares of common stock will be issued as a result of the Reverse Split.

If the Board elects to effectuate the Reverse Split, we will file an amendment to our Articles with the Nevada Secretary of State that sets forth the Reverse Split ratio as determined by the Board. The Reverse Split Articles amendment will be effective immediately upon filing with the Nevada Secretary of State or such later time as is set forth therein. The Board also may determine in its discretion to abandon such an amendment, and to not effectuate the Reverse Split.

Background and Reasons for the Reverse Split

Our Board of Directors’ primary reason for approving and recommending the Reverse Split is to increase the share price of our common stock to a level that will enable the Company to comply with minimum bid requirements on national stock exchanges. The Board of Directors believes that an exchange listing is in the best interests of the Company and its stockholders. Among other things, the Board of Directors believes that an exchange listing may enable the Company to achieve better access to capital, encourage investor interest and improve the marketability of our common stock to a broader range of investors. In addition, we believe the Reverse Split will make our common stock more attractive to a broader range of institutional and other investors, as we believe the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors, and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Split will make our common stock a more attractive and cost-effective investment for many investors, which should enhance the liquidity available to the holders of our common stock. Accordingly, we believe that approval of the Reverse Split is in the Company’s and its stockholders’ best interests.

However, despite implementation of the Reverse Split by our Board of Directors, there is no assurance that the price of our common stock would be, or remain, following the Reverse Split at a level high enough to enable us to comply with minimum bid requirements on national stock exchanges or to attract capital investment in our Company. There can be no assurance that the Company will be able to comply with the listing requirements on a national stock exchange, including, but not limited to a minimum bid requirement.

Reducing the number of outstanding shares of our common stock through the Reverse Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, general market conditions and the market perception of our company, may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Split. Accordingly, the total market capitalization of our common stock after the Reverse Split may be lower than the total market capitalization before the Reverse Split.

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Board Discretion to Implement the Reverse Split

The Board believes that the Reverse Split is in the best interests of our stockholders because it provides the Board and the Company with the flexibility to achieve the desired results of the Reverse Split and because it is not possible to predict market conditions at the time the Reverse Split is implemented. If the Board determines to proceed with the Reverse Split, the Board will select the ratio for the Reverse Split within the range approved by the Majority Stockholders that the Board determines to be advisable and in the best interests of the stockholders, considering relevant market conditions at the time the Reverse Split is to be implemented. The factors that the Board may consider in determining the Reverse Split ratio include, but are not limited to, the following:

•	The historical and projected trading price and trading volume of our common stock;

•	General economic and other related conditions prevailing in our industry and in the marketplace; and

•	Our ability to meet the listing standards on a national stock exchange, including a minimum bid requirement.

The Board intends to select the Reverse Split ratio that it believes will be most likely to achieve the anticipated benefits of the Reverse Split described above. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the implementation of the Reverse Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act.

Certain Risks and Potential Disadvantages Associated with the Reverse Split

We cannot assure you that the proposed Reverse Split will increase our common stock price. We expect that the Reverse Split will increase the per share trading price of our common stock. However, the effect of the Reverse Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied. It is possible that the per share trading price of our common stock after the Reverse Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Split. In addition, although we believe the Reverse Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Split, including our future performance. If the Reverse Split is consummated and the per share trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Despite approval of the Reverse Split by our stockholders and the implementation thereof by our Board of Directors, there is no assurance that the price of our common stock would be, or remain, following the Reverse Split at a level high enough to enable us to comply with the listing standards of a national stock exchange, including, but not limited to, any minimum bid requirement or to attract capital investment in our company.

The Reverse Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the Reverse Split, given the reduced number of shares that will be outstanding after the Reverse Split, particularly if the per share trading price does not increase as a result of the Reverse Split. In addition, if the Reverse Split is implemented, it may increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Split may not result in increasing the marketability of our common stock.

Effects of the Reverse Split

General

The principal effect of the Reverse Split, if implemented by the Board, would be to proportionately decrease the number of issued and outstanding shares of our common stock based on the ratio selected by our Board, which will result in each stockholder owning a reduced number of shares of common stock after the effective date of the Reverse Split. The actual number of shares issued and outstanding and ultimately owned by each stockholder after giving effect to the Reverse Split, if implemented, would depend on the ratio for the Reverse Split that is ultimately determined by our Board. The Reverse Split would affect all holders of our common stock uniformly and would not affect any stockholder’s percentage ownership interest in the Company, except that, as described below under “Mechanics of the Reverse Split-Fractional Shares,” In addition, the Reverse Split would not affect any stockholder’s proportionate voting power, subject to the treatment of fractional shares.

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The Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the effective time of the Reverse Split, our common stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP, number, which is a number used to identify our common stock.

Effect on Capital Stock

The Reverse Split will have no impact on the total authorized number of shares of common stock or preferred stock, or the par value of the common stock or preferred stock.

Accounting Matters

As a result of the Reverse Split, at the effective time of the Reverse Split, the stated capital on the Company’s balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the Reverse Split ratio chosen by the Board. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between the Company’s stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. The Company’s stockholders’ equity, in the aggregate, will remain unchanged. The historical earnings or loss per share of our common stock reported in all financial reports published after the effective date of the Reverse Split will be restated to reflect the proportionate decrease in the number of outstanding shares of common stock for all periods presented so that the results are comparable.

Mechanics of the Reverse Split

In the case of common stock registered directly on the books of our transfer agent only, no fractional shares of common stock will be issued as a result of the Reverse Split. Rather, any fractional shares will be rounded up to the next higher whole share. In the case of common stock held through a broker, bank or nominee, your broker, bank, or nominee will determine the process for dealing with any entitlements to fractional shares of common stock.

Upon the effectiveness of the Reverse Split, we intend to treat shares of common stock held by stockholders in “street name,” through a bank, broker, or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers, or other nominees will be instructed to effectuate the Reverse Split for their beneficial holders holding the common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Split. If a stockholder holds shares of common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, or other nominee.

Effective Time

The effective time of the Reverse Split, if the Reverse Split is implemented at the direction of the Board, will be the date and time that the Reverse Split Articles amendment effectuating Reverse Split with the ratio selected by the Board is filed with the Nevada Secretary of State or such later time as is specified therein. In no event will the Reverse Split be effectuated prior to the date that is 20 calendar days after the mailing of this information statement. In addition, FINRA must process the Reverse Split. Accordingly, we will not effectuate the Reverse Split prior to completion of processing by FINRA. The exact timing of the Reverse Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders, and the effective date will be publicly announced by the Company.

The Reverse Split may be delayed or abandoned without further action by the stockholders at any time prior to effectiveness of the Reverse Split, if the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay or abandon the Reverse Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Split that may be relevant to stockholders for U.S. federal income tax purposes. This summary is based upon the provisions of the Code, Treasury Regulations promulgated thereunder, administrative rulings and judicial decisions as of the date of this proxy statement, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

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This discussion applies only to holders of our common stock that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, or any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect to be treated as a U.S. person.

The Board intends the Reverse Split to be treated as a “recapitalization” under Section 368(a)(1)(E) of the Code, although no assurances are provided in this regard. In such case, we should not recognize gain or loss in connection with the Reverse Split. Also, a U.S. Holder generally should not recognize gain or loss upon the Reverse Split. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Holders of shares of our common stock acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares.

ITEM 2—AMEND AND RESTATE THE ARTICLES OF INCORPORATION, AS AMENDED

Summary

Our Board of Directors’ primary reasons for approving and recommending the A&R Articles are (i) to increase the number of authorized shares of common stock from 62,000,000  shares to 900,000,000 shares, and (ii) to add governing provisions about topics that previously were not addressed in the current Articles, which addition is in the best interests of our Company and its stockholders. Our Board of Directors believes that adopting the A&R Articles will more clearly define the powers of the Company and relationship between the stockholders and the Company. A copy of the proposed A&R Articles is attached hereto as Exhibit B.

A table comparing and contrasting certain provisions of the A&R Articles with the Prior Articles appears below. The term “Not Addressed” in the table below is used in cases where the Prior Articles or A&R Articles do not directly address the identified topic. In such instances, provisions of law relevant to the identified topic would control.

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	Provision of Current Articles	Provision of A&R Articles

Registered Agent	United Corporate Services, Inc.	Registered Agent. The name and address of the registered agent of the Corporation in the State of Nevada is Corporate Creations Network Inc., 8275 South Eastern Avenue #200, Las Vegas, NV 89123, or such other agent and address as the Board of Directors of the Corporation (the “Board”) shall from time to time select.

Purpose and Business	Any legal purpose.

Purpose and Business. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the NRS, including, but not limited to the following:

The Corporation may at any time exercise such rights, privileges, and powers, when not inconsistent with the purposes and object for which this Corporation is organized.

The Corporation shall have the power to have succession by its corporate name in perpetuity, or until dissolved and its affairs wound up according to law.

The Corporation shall have the power to sue and be sued in any court of law or equity.

The Corporation shall have the power to make contracts.

The Corporation shall have the power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country.

The Corporation shall have the power to appoint such officers and agents as the affairs of the Corporation shall requite and allow them suitable compensation.

The Corporation shall have the power to make bylaws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business and the calling and holding of meetings of shareholders.

The Corporation shall have the power to wind up and dissolve itself, or be wound up or dissolved.

The Corporation shall have the power to adopt and use a common seal or stamp, or to not use such seal or stamp and if one is used, to alter the same. The use of a seal or stamp by the Corporation on any corporate documents is not necessary. The Corporation may use a seal or stamp, if it desires, but such use or non-use shall not in any way affect the legality of the document.

The Corporation shall have the power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures and other obligations and evidence of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for another lawful object.

The Corporation shall have the power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidence in indebtedness created by any other corporation or corporations in the State of Nevada, or any other state or government and, while the owner of such stock, bonds, securities or evidence of indebtedness, to exercise all the rights, powers and privileges of ownership, including the right to vote, if any.

The Corporation shall have the power to purchase, hold, sell and transfer shares of its own capital stock and use therefore its capital, capital surplus, surplus or other property or fund.

The Corporation shall have the power to conduct business, have one or more offices and hold, purchase, mortgage and convey real and personal property in the State of Nevada and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia and in any foreign country.

The Corporation shall have the power to do all and everything necessary and proper for the accomplishment of the objects enumerated in these Amended and Restated Articles of Incorporation (these “Articles of Incorporation”), or any amendments thereof, or necessary or incidental to the protection and benefit of the Corporation and, in general, to carry on any lawful business necessary or incidental to the attainment of the purposes of the Corporation, whether or not such business is similar in nature to the purposes set forth in these Articles of Incorporation, or any amendment thereof.

The Corporation shall have the power to make donations for the public welfare or for charitable, scientific or educational purposes.

The Corporation shall have the power to enter partnerships, general or limited, or joint ventures, in connection with any lawful activities.

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Capital Stock Classes and Number of Shares	The number of authorized common shares is 62,000,000 , par value $0.001 per share. The number of Series A preferred stock is 30,000,000, par value $0.001 per share.

Classes and Number of Shares. The total number of shares of all classes of stock, which the Corporation shall have authority to issue shall be (i) 900,000,000 shares of common stock, par value of $0.001 per share (the “Common Stock”); and (ii) 10,000,000 shares of preferred stock, par value of $0.001 per share (the “Preferred Stock”).

Powers and Rights of Common Stock	Not addressed.	Powers and Rights of Common Stock. The voting powers, designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions of the Common Stock, in addition to those set forth elsewhere herein, are as follows:

Preemptive Right	Not addressed.	Preemptive Right. No shareholders of the Corporation holding Common Stock shall have any preemptive or other right to subscribe for any additional unissued or treasury shares of stock or for other securities of any class, or for rights, warrants or options to purchase stock, or for scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges unless so authorized by the Corporation.

Voting Rights and Powers	Not addressed.	Voting Rights and Powers. Each holder of shares of Common Stock shall be entitled to vote at all meetings of the common shareholders of the Corporation, and with respect to all matters upon which shareholders are entitled to vote or to which shareholders are entitled to give consent, and each share of Common Stock shall have one (1) vote, in person or by proxy, on all matters on which holders of the Common Stock are entitled to vote generally.

Dividends and Distributions	Not addressed.

Cash Dividends. Subject to the rights of holders of Preferred Stock, holders of Common Stock shall be entitled to receive such cash dividends as may be declared thereon by the Board from time to time out of assets of funds of the Corporation legally available therefore.

Other Dividends and Distributions	Not addressed.	Other Dividends and Distributions. The Board may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock.

Other Rights	Not addressed.	Other Rights. Except as otherwise required by the NRS and as may otherwise be provided in these Articles of Incorporation, each share of the Common Stock shall have identical powers, preferences and rights, including rights in liquidation.

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Preferred Stock

Series A Preferred Stock. As to payment of individual dividends and as to distributions of assets upon liquidation or winding up of the corporation, whether voluntary or involuntary (“Distributions”) the Series A Preferred shall have superior rights to the Corporation's shares of common stock, par value $0.001 per share (the “Common Stock”).

The holders of record of shares of the Series A Preferred shall not be entitled to receive dividends.

The Series A Preferred shall vote together as a class on all matters which adversely impact the rights or preferences of the Series A Preferred. Whenever holders of the Series A Preferred are required or permitted to take any action by vote, such action may be taken without a meeting by written consent, setting forth the action so taken and signed by the holders of the outstanding Series A Preferred of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Each holder of outstanding shares of Series A Preferred shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation, by written action of stockholders in lieu of a meeting or otherwise), except as provided by law. In any such vote, each share of Series A Preferred shall be entitled to a number of votes equal to the number of shares of Common Stock into which the share Series A Preferred is convertible as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent. Each holder of outstanding shares of Series A Preferred Stock shall be entitled to notice of all stockholder meetings (or requests for written consent) in accordance with the Corporation's bylaws.

Classes of Preferred Stock. The powers, preferences, rights, qualifications, limitations and restrictions pertaining to the Preferred Stock, or any series thereof, shall be such as may be fixed, from time to time, by the Board in its sole discretion, authority to do so being hereby expressly vested in the Board. The authority of the Board with respect to each such series of Preferred Stock will include, without limiting the generality of the foregoing, the determination of any or all of the following:

The number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series; the voting powers, if any, of the shares of such series and whether such voting powers are full or limited; the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid; whether dividends, if any, will be cumulative or noncumulative, the dividend rate or rates of such series and the dates and preferences of dividends on such series; the rights of such series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation; the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Corporation or any other corporation or other entity, and the rates or other determinants of conversion or exchange applicable thereto; the right, if any, to subscribe for or to purchase any securities of the Corporation or any other corporation or other entity; the provisions, if any, of a sinking fund applicable to such series; and any other relative, participating, optional or other powers, preferences or rights, and any qualifications, limitations or restrictions thereof, of such series.

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Removal of Series A Convertible Preferred Stock	Not addressed.	Removal of Series A Convertible Preferred Stock. For the avoidance of doubt, the designation of certain shares of the Preferred Stock as the Series A Convertible Preferred Stock of the Corporation (the “Series A Stock”), as set forth in the Certificate of Designation as filed with the Secretary of State of the State of Nevada on October 19, 2017, is hereby withdrawn, as of the date of these Articles of Incorporation, the Corporation shall have no shares of the Preferred Stock designated as any class or series of the Preferred Stock. There are no shares of Series A Stock issued or outstanding as of the date of these Articles of Incorporation.

Issuance of Stock	Not addressed.	Issuance of the Common Stock and the Preferred Stock. The Board may from time to time authorize by resolution the issuance of any or all shares of the Common Stock and the Preferred Stock herein authorized in accordance with the terms and conditions set forth in these Articles of Incorporation for such purposes, in such amounts, to such persons, corporations, or entities, for such consideration and in the case of the Preferred Stock, in one or more series, all as the Board in its discretion may determine and without any vote or other action by the shareholders, except as otherwise required by law. The Board, from time to time, also may authorize, by resolution, options, warrants and other rights convertible into Common or Preferred stock (collectively “securities”). The securities must be issued for such consideration, including cash, property, or services, as the Board may deem appropriate, subject to the requirement that the value of such consideration be no less than the par value of the shares issued. Any shares issued for which the consideration so fixed has been paid or delivered shall be fully paid stock and the holder of such shares shall not be liable for any further call or assessment or any other payment thereon, provided that the actual value of such consideration is not less that the par value of the shares so issued. The Board may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock only to the then holders of the outstanding shares of the Common Stock.

Cumulative Voting	Not addressed.

Cumulative Voting. Except as otherwise required by applicable law, there shall be no cumulative voting on any matter brought to a vote of shareholders of the Corporation.

One Class. Except as otherwise required by the NRS, these Articles of Incorporation, or any designation for a class of Preferred Stock (which may provide that an alternate vote is required), (i) all shares of capital stock of the Corporation shall vote together as one class on all mattes submitted to a vote of the shareholders of the Corporation; and (ii) the affirmative vote of a majority of the voting power of all outstanding shares of voting stock entitled to vote in connection with the applicable matter shall be required for approval of such matter.

Adoption of Bylaws	Not addressed.

Adoption of Bylaws. The Board is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the bylaws of the Corporation (the “Bylaws”).

Shareholder Amendment of Bylaws. The Bylaws may also be adopted, repealed, rescinded, altered or amended in any respect by the shareholders of the Corporation, but only by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class.

Board of Directors	Not addressed.	Board of Directors. The business and affairs of the Corporation shall be managed by and under the direction of the Board. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, the number of directors of the Corporation may be amended from time to time as set forth in the Bylaws. The exact number of directors shall be fixed from time to time by the Board pursuant to resolution adopted by a majority of the full Board. Directors need not be shareholders.

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Powers of the Board	Not addressed.

Powers of Board. In furtherance and not in limitation of the powers conferred by the laws of the NRS, the Board is expressly authorized and empowered:

To make, alter, amend, and repeal the Bylaws; Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to shareholder inspection, provided that no shareholder shall have any right to inspect any of the accounts, books or documents of the Corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board or of the shareholders of the Corporation; To authorize and issue, without shareholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge or mortgage, as security therefore, any real or personal property of the Corporation, including after-acquired property; To determine whether any and, if so, what part of the earned surplus of the Corporation shall be paid in dividends to the shareholders, and to direct and determine other use and disposition of any such earned surplus; To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purpose; To establish bonus, profit-sharing, stock option, or other types of incentive compensation plans for the employees, including officers and directors, of the Corporation, and to fix the amount of profits to be shared or distributed, and to determine the persons to participate in any such plans and the amount of their respective participations; to designate, by resolution or resolutions passed by a majority of the whole Board, one or more committees, each consisting of two or more directors, which, to the extent permitted by law and authorized by the resolution or the Bylaws, shall have and may exercise the powers of the Board; and To provide for the reasonable compensation of its own members by Bylaw, and to fix the terms and conditions upon which such compensation will be paid.

In addition to the powers and authority hereinbefore, or by statute, expressly conferred upon it, the Board may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Nevada, of these Articles of Incorporation, and of the Bylaws of the Corporation.

Interested Directors	Not addressed.	Interested Directors. No contract or transaction between this Corporation and any of its directors, or between this Corporation and any other corporation, firm, association, or other legal entity shall be invalidated by reason of the fact that the director of the Corporation has a direct or indirect interest, pecuniary or otherwise, in such corporation, firm, association, or legal entity, or because the interested director was present at the meeting of the Board which acted upon or in reference to such contract or transaction, or because he participated in such action, provided that: (1) the interest of each such director shall have been disclosed to or known by the Board and a disinterested majority of the Board shall have, nonetheless, ratified and approved such contract or transaction; or (2) the conditions of Section 78.140 of the NRS are met.

Term of Board of Directors	Not addressed.	Term of Board of Directors. Each director shall serve for a term ending on first anniversary of their date of election and serve until their successor is elected and qualified or until his death, resignation or removal. All directors shall have equal standing. No decrease in the authorized number of directors shall shorten the term of any incumbent director; and additional directors, elected in connection with rights to elect such additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board establishing such class or series.

13

Vacancies on Board of Directors	Not addressed.	Vacancies on Board of Directors. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board resulting from death, resignation, removal, or other causes, shall be filled solely by the quorum of the Board. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified or until such director’s death, resignation or removal, whichever first occurs.

Removal of Directors	Not addressed.	Removal of Directors. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, any director may be removed from office only by the affirmative vote of the holders of not less than a majority of the voting power of the issued and outstanding stock entitled to vote. Failure of an incumbent director to be nominated to serve an additional term of office shall not be deemed a removal from office requiring any shareholder vote.

Shareholder Actions/Rights	Not addressed.	Shareholder Action. Any action required or permitted to be taken by the shareholders of the Corporation must be effective at a duly called annual meeting or at a special meeting of shareholders of the Corporation, unless such action requiring or permitting shareholder approval is approved by a majority of the directors, in which case such action may be authorized or taken by the written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of shareholders at which all shares entitled to vote thereon were present and voted, provided all other requirements of applicable law and these Articles of Incorporation have been satisfied.

Special Shareholder Meetings	Not addressed.	Special Shareholder Meetings. Special meetings of the shareholders of the Corporation for any purpose or purposes may be called at any time by a majority of the Board. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by Board, within the limits fixed by law.

Location of Shareholder Meetings	Not addressed.	Location of Shareholder Meetings. Meetings of shareholders of the Corporation may be held within or without the State of Nevada, as the Bylaws may provide. The books of the Corporation may be kept outside the State of Nevada at such place or places as may be designated from time to time by the Board or in the Bylaws.

Liability of Directors	Not addressed.	Liability of Directors. No director of this Corporation shall have personal liability to the Corporation or any of its shareholders for monetary damages for breach of fiduciary duty as a director or officers involving any act or omission of any such director or officer. The foregoing provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or, which involve intentional misconduct or a knowing violation of law, (iii) under applicable sections of the NRS, (iv) the payment of dividends in violation of the NRS or, (v) for any transaction from which the director derived an improper personal benefit.

14

Indemnification of Directors	Not addressed.

Indemnification in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. The Corporation shall, to the fullest extent permitted by the NRS and applicable Nevada law, indemnify, hold harmless and defend any person who: (i) was or is a director or officer of the Corporation or was or is a director or officer of a direct or indirect wholly owned subsidiary of the Corporation, and (ii) was or is a party or is threatened to be made a party to, or was or is otherwise directly involved in (including as a witness), any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person was or is a director or officer of the Corporation or any direct or indirect wholly owned subsidiary of the Corporation, or was or is serving at the request of the Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, whether the basis of such proceeding is alleged action in an official capacity or in any other capacity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea or nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Indemnification in Actions, Suits or Proceedings by or in the Right of the Corporation. The Corporation shall indemnify, hold harmless and defend any person who: (i) was or is a director or officer of the Corporation or was or is a director or officer of a direct or indirect wholly owned subsidiary of the Corporation, and (ii) was or is a party or is threatened to be made a party to, or was or is otherwise directly involved in (including as a witness), any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person was or is a director or officer of the Corporation or any direct or indirect wholly owned subsidiary of the Corporation, or was or is serving at the request of the Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, and whether the basis of such action, suit or proceeding is alleged action in an official capacity or in any other capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Courts in the State of Nevada or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court in the State of Nevada or such other court shall deem proper.

Authorization of Indemnification. Any indemnification or defense under these articles shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth herein, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination,: (i) by directors constituting the Board Voting Majority and who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by the Board Voting Majority, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the shareholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation.

Expenses Payable in Advance. Expenses, including attorneys’ fees, incurred by a current or former director or officer in defending any action, suit or proceeding described within the Amended and Restated Articles shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation.

Insurance. The Corporation may purchase and maintain insurance on behalf of any person who was or is a director, officer, employee or agent of the Corporation, or a direct or indirect wholly owned subsidiary of the Corporation, or was or is serving at the request of the Corporation, as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify, hold harmless or defend such person against such liability under the provisions of this Section 20.

Survival of Indemnification and Advancement of Expenses. The indemnification, defense and advancement of expenses provided by, or granted pursuant to, this Section 20 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Limitation on Indemnification. Notwithstanding anything contained in this Section 20 to the contrary, except for proceedings to enforce rights to indemnification and defense under this Section 20 (which shall be governed by Section 20(k)(ii)), the Corporation shall not be obligated under this Section 20 to indemnify, hold harmless or defend any director, officer, employee or agent in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board.

Contract Rights. The obligations of the Corporation under this Section 20 to indemnify, hold harmless and defend a person who was or is a director or officer of the Corporation or was or is a director or officer of a direct or indirect wholly owned subsidiary of the Corporation, including the duty to advance expenses, shall be considered a contract between the Corporation and such person, and no modification or repeal of any provision of this Section 20 shall affect, to the detriment of such person, such obligations of the Corporation in connection with a claim based on any act or failure to act occurring before such modification or repeal.

Indemnification Agreements. Without limiting the generality of the foregoing, the Corporation shall have the express authority to enter into such agreements as the Board deems appropriate for the indemnification of present or future directors and officers of the Corporation in connection with their service to, or status with, the Corporation or any other corporation, entity or enterprise with whom such person is serving at the express written request of the Corporation.

15

Forum Selection	Not addressed.	Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s shareholders, (iii) an action asserting a claim arising pursuant to any provision of the NRS, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Nevada, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Notwithstanding the foregoing, the exclusive forum provision will not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, or any claim for which the federal courts have exclusive or concurrent jurisdiction

Effect of Amending and Restating the Articles on Company

The material effects of adopting the A&R Articles are summarized in the table above. The A&R Articles can be further amended and restated at any time if the proper procedures are followed. Therefore, despite the Board and the Majority Stockholders believing that adopting the A&R Articles would benefit the Company and its shareholders, such changes can be reevaluated, in whole or in part, at any time, and further amended, if in accordance with applicable law and the provisions of the A&R Articles and the Company’s bylaws.

Increase in Authorized Shares of Common Stock. Our Board believes it is in the Company’s best interests to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning for future corporate needs, including, but not limited to, potential strategic transactions, including mergers, acquisitions and business combinations, stock dividends, grants under equity compensation plans, stock splits or financings, as well as other general corporate transactions. The Board believes that additional authorized shares of common stock will enable us to take timely advantage of acquisition opportunities that become available to us, as well as market conditions and favorable financing. We do not have any definitive plans, arrangements, understandings or agreements regarding the issuance of the additional shares of common stock that will result from the authorized share increase. Except as otherwise required by law, the newly authorized shares of common stock will be available for issuance at the discretion of our Board (without further action by our stockholders) for various future corporate needs, including those outlined above. While effectuating the authorized share increase would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, any future issuance of additional authorized shares of our common stock may, among other things, dilute the earnings per share of our common stock and the equity and voting rights of those holding equity at the time the additional shares are issued.

Any newly authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The increase in authorized shares will not affect the rights of current holders of our common stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Blank Check Preferred Stock. The A&R Articles authorize our Board of Directors to issue up to 10,000,000 shares of “blank check” preferred stock, $0.001 par value per share, in one or more designated series, each of which shall be so designated as to distinguish the shares of each series of preferred stock from the shares of all other series and classes. The A&R Articles authorize and vest the power in the Board of Directors, at its sole discretion, to fix the powers, preferences, rights, qualifications, limitations and restrictions pertaining to any preferred stock, or any series thereof, including, but not limited to, the following:

(a)	the rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;
(b)	whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;
(c)	the amount payable upon shares of preferred stock in the event of voluntary or involuntary liquidation;
(d)	sinking fund or other provisions, if any, for the redemption or purchase of shares of preferred stock;
(e)	the terms and conditions on which shares of preferred stock may be converted, if the shares of any series are issued with the privilege of conversion;
(f)	voting powers, if any, provided that if any of the preferred stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with our Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and
(g)	subject to the above, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as our board of directors may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

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The reason to create authorized preferred stock of the Company of 10,000,000 shares is not attributable to a specific or anticipated transaction or series of transactions. As such, no consideration has been received or is to be received by the Company for a transaction relating to the creation of blank check preferred stock. We have decided to create blank check preferred stock in order to be able to use the preferred stock as a flexible tool to attract investors and/or companies to engage in mergers and acquisitions with the Company. The Board of Directors does not currently have any plans to designate or issue any class or series of preferred stock.

Effective Date

The A&R Articles will become effective upon the later of acceptance of a filing of the A&R Articles with the Secretary of State of the State of Nevada, or such later effective date, as specified by the Company in the filing. In no event will the A&R Articles be effective sooner than 20 days after we mail this Information Statement and accompanying notice to our stockholders. Our Board of Directors reserves the right, notwithstanding the Majority Stockholders’ approval, and without any further action by any of the stockholders, to determine not to proceed with filing of the A&R Articles, or any one or more of its components, if, at any time prior to filing the amendment, our Board of Directors, in its sole discretion, determines that it is no longer in the best interests of our company and our stockholders to do so.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of the Company’s common stock, as of the Record Date, by each of the Company’s directors, nominees for director, and named executive officers; all executive officers and directors as a group; and each person known to the Company to own beneficially more than 5% of Company’s common stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.

Name and Address of Beneficial Owner (1)	No. of Shares of Common Stock Beneficially Owned		Percent of Class (1)
Named Executive Officers and Directors:
Dewan F.H. Chowdhury	16,214,000	(2)	40.2%
Dr. Fuzail Jamall	—		*
Dr. Ruhksana Qayyum	—		*
Asim Butt	—		*
All Executive Officers and Directors as a Group (5 persons) (6)	16,314,000		40.4%

Holders of 5% or More of our Common Stock:
Sufyan Ismail (5)	2,006,239		5.0%
Uptown Capital, LLC (6)	4,000,000		9.9%

 ____

* Less than 1%.

(1) Based upon 40,351,702 shares of our common stock outstanding at May 9, 2024.

(2) Includes 8,000 shares the reporting person has the right to acquire within 60 days of May 9, 2024 upon exercise of a vested option to purchase 8,000 shares of common stock.

(3) Includes shares beneficially owned by Messrs. Chowdhury, Jamall, Butt, and Arash Ghadar (100,000 shares), the Company’s Chief Operating Officer, and Ms. Qayyam.

(4) Includes 8,000 shares the Company’s executive officers and directors have the right to acquire within 60 days of May 9, 2024 upon exercise of vested options to purchase 8,000 shares of common stock.

(8) Mr. Ismail’s address is Hollybank High Bank Lane, Lostock, Bolton, Lancashire BL6 HDT United Kingdom.

(9) Uptown Capital, LLC’s address is [•] .

ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports and other documents with the Commission. These reports contain additional information about Nemaura Medical, Inc. and are made available electronically to the public at the Commission’s website located at www.sec.gov.

This Information Statement is first being mailed on or about May [•], 2024 to the Company’s stockholders of record as of the Record Date. We expect that the Corporate Actions will be effectuated on or about June [•], 2024; provided, however, that in no event will the Corporate Actions be effectuated prior to the date that is 20 days after the Information Statement is mailed to stockholders of record. In addition, FINRA must process the Reverse Split. Accordingly, we will not effectuate the Reverse Split prior to completion of processing by FINRA. Our Board retains the authority to abandon the Corporate Actions for any reason at any time prior to the effective date(s) of the Corporate Actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

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Exhibit A

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF

Nemaura Medical Inc.

Nemaura Medical Inc., a Nevada corporation (the “Corporation”), hereby amends (“Articles of Amendment”) its Amended and Restated Articles of Incorporation, as amended (the “Articles”), as follows:

A.	Reverse Stock Split. Upon the Effective Time (as defined below) of these Articles of Amendment, each one (1) share of the Corporation’s common stock, par value $0.001 per share (“Common Stock”) issued and outstanding immediately prior to the Effective Time will be and hereby is automatically reclassified and changed (without any further act) into [______]th of a validly issued, fully paid and non-assessable share of Common Stock, without increasing or decreasing the par value thereof, provided that no fractional shares shall be issued in respect of any shares of Common Stock, and that, instead of issuing such fractional shares, any fractional shares shall be rounded up to the next higher whole share (a 1-for-[_____] reverse stock split).

B.	Authority to Amend. These Articles of Amendment were adopted by the unanimous consent of the Corporation’s Board of Directors on May [___], 2024 and on May [___], 2024, and duly approved by the Corporation’s shareholders on May 9, 2024 as required by law and the Corporation’s Articles. The number of votes cast for the Articles of Amendment by the shareholders was sufficient for approval.

C.	Effective Time. The foregoing amendments will become effective on [_________], 2024, at 5 p.m. Pacific time.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment as of [________], 2024.

Nemaura Medical Inc.

By:

Name: Dewan Fazlul Hoque Chowdhury

Title: Chief Executive Officer

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Exhibit B

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

Nemaura Medical Inc.

Nemaura Medical Inc., a corporation organized and existing under and by virtue of the provisions of the Nevada Revised Statutes of the State of Nevada (the “NRS”),

DOES HEREBY CERTIFY:

1. That the name of this corporation is Nemaura Medical Inc. and that this corporation was originally incorporated pursuant to the NRS on December 24, 2013.

2. That the Board of Directors duly adopted resolutions proposing to amend and restate the Articles of Incorporation of this corporation, as amended to date, declaring said amendment and restatement to be advisable and in the best interests of this corporation and these Amended and Restated Articles of Incorporation have been so approved and adopted by the Board of Directors and by the shareholders of the corporation as required by the NRS.

3. Effective as of date of filing of these Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada, the text of the Articles of Incorporation of this corporation, as amended to date, are hereby amended and restated in their entirety to read as follows:

Section 1.                  Name. The name of the corporation is Nemaura Medical Inc. (the “Corporation”).

Section 2.                  Registered Agent. The name and address of the registered agent of the Corporation in the State of Nevada is Corporate Creations Network Inc., 8275 South Eastern Avenue #200, Las Vegas, NV 89123, or such other agent and address as the Board of Directors of the Corporation (the “Board”) shall from time to time select.

Section 3.                  Purpose and Business. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the NRS, including, but not limited to the following:

(a)	The Corporation may at any time exercise such rights, privileges, and powers, when not inconsistent with the purposes and object for which this Corporation is organized.
(b)	The Corporation shall have the power to have succession by its corporate name in perpetuity, or until dissolved and its affairs wound up according to law.
(c)	The Corporation shall have the power to sue and be sued in any court of law or equity.
(d)	The Corporation shall have the power to make contracts.
(e)	The Corporation shall have the power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country.
(f)	The Corporation shall have the power to appoint such officers and agents as the affairs of the Corporation shall requite and allow them suitable compensation.
(g)	The Corporation shall have the power to make bylaws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business and the calling and holding of meetings of shareholders.
(h)	The Corporation shall have the power to wind up and dissolve itself, or be wound up or dissolved.
(i)	The Corporation shall have the power to adopt and use a common seal or stamp, or to not use such seal or stamp and if one is used, to alter the same. The use of a seal or stamp by the Corporation on any corporate documents is not necessary. The Corporation may use a seal or stamp, if it desires, but such use or non-use shall not in any way affect the legality of the document.

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(j)	The Corporation shall have the power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures and other obligations and evidence of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for another lawful object.
(k)	The Corporation shall have the power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidence in indebtedness created by any other corporation or corporations in the State of Nevada, or any other state or government and, while the owner of such stock, bonds, securities or evidence of indebtedness, to exercise all the rights, powers and privileges of ownership, including the right to vote, if any.
(l)	The Corporation shall have the power to purchase, hold, sell and transfer shares of its own capital stock and use therefore its capital, capital surplus, surplus or other property or fund.
(m)	The Corporation shall have the power to conduct business, have one or more offices and hold, purchase, mortgage and convey real and personal property in the State of Nevada and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia and in any foreign country.
(n)	The Corporation shall have the power to do all and everything necessary and proper for the accomplishment of the objects enumerated in these Amended and Restated Articles of Incorporation (these “Articles of Incorporation”), or any amendments thereof, or necessary or incidental to the protection and benefit of the Corporation and, in general, to carry on any lawful business necessary or incidental to the attainment of the purposes of the Corporation, whether or not such business is similar in nature to the purposes set forth in these Articles of Incorporation, or any amendment thereof.
(o)	The Corporation shall have the power to make donations for the public welfare or for charitable, scientific or educational purposes.
(p)	The Corporation shall have the power to enter partnerships, general or limited, or joint ventures, in connection with any lawful activities.
Section 4.                  Capital Stock.
(a)	Classes and Number of Shares. The total number of shares of all classes of stock, which the Corporation shall have authority to issue shall be (i) nine hundred million (900,000,000) shares of common stock, par value of $0.001 per share (the “Common Stock”); and (ii) ten million (10,000,000) shares of preferred stock, par value of $0.001 per share (the “Preferred Stock”).
(b)	Powers and Rights of Common Stock. The voting powers, designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions of the Common Stock, in addition to those set forth elsewhere herein, are as follows:
(i)	Preemptive Right. No shareholders of the Corporation holding Common Stock shall have any preemptive or other right to subscribe for any additional unissued or treasury shares of stock or for other securities of any class, or for rights, warrants or options to purchase stock, or for scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges unless so authorized by the Corporation.
(ii)	Voting Rights and Powers. Each holder of shares of Common Stock shall be entitled to vote at all meetings of the common shareholders of the Corporation, and with respect to all matters upon which shareholders are entitled to vote or to which shareholders are entitled to give consent, and each share of Common Stock shall have one (1) vote, in person or by proxy, on all matters on which holders of the Common Stock are entitled to vote generally.
(iii)	Dividends and Distributions.
(A)	Cash Dividends. Subject to the rights of holders of Preferred Stock, holders of Common Stock shall be entitled to receive such cash dividends as may be declared thereon by the Board from time to time out of assets of funds of the Corporation legally available therefore; and

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(B)	Other Dividends and Distributions. The Board may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock.
(iv)	Other Rights. Except as otherwise required by the NRS and as may otherwise be provided in these Articles of Incorporation, each share of the Common Stock shall have identical powers, preferences and rights, including rights in liquidation.
(c)	Classes of Preferred Stock. The powers, preferences, rights, qualifications, limitations and restrictions pertaining to the Preferred Stock, or any series thereof, shall be such as may be fixed, from time to time, by the Board in its sole discretion, authority to do so being hereby expressly vested in the Board. The authority of the Board with respect to each such series of Preferred Stock will include, without limiting the generality of the foregoing, the determination of any or all of the following:
(i)	The number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series;
(ii)	the voting powers, if any, of the shares of such series and whether such voting powers are full or limited;
(iii)	the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid;
(iv)	whether dividends, if any, will be cumulative or noncumulative, the dividend rate or rates of such series and the dates and preferences of dividends on such series;
(v)	the rights of such series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;
(vi)	the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Corporation or any other corporation or other entity, and the rates or other determinants of conversion or exchange applicable thereto;
(vii)	the right, if any, to subscribe for or to purchase any securities of the Corporation or any other corporation or other entity;
(viii)	the provisions, if any, of a sinking fund applicable to such series; and
(ix)	any other relative, participating, optional or other powers, preferences or rights, and any qualifications, limitations or restrictions thereof, of such series.
(d)	Removal of Series A Convertible Preferred Stock. For the avoidance of doubt, the designation of certain shares of the Preferred Stock as the Series A Convertible Preferred Stock of the Corporation (the “Series A Stock”), as set forth in the Certificate of Designation as filed with the Secretary of State of the State of Nevada on October 19, 2017, is hereby withdrawn, as of the date of these Articles of Incorporation, the Corporation shall have no shares of the Preferred Stock designated as any class or series of the Preferred Stock. There are no shares of Series A Stock issued or outstanding as of the date of these Articles of Incorporation.
(e)	Issuance of the Common Stock and the Preferred Stock. The Board may from time to time authorize by resolution the issuance of any or all shares of the Common Stock and the Preferred Stock herein authorized in accordance with the terms and conditions set forth in these Articles of Incorporation for such purposes, in such amounts, to such persons, corporations, or entities, for such consideration and in the case of the Preferred Stock, in one or more series, all as the Board in its discretion may determine and without any vote or other action by the shareholders, except as otherwise required by law. The Board, from time to time, also may authorize, by resolution, options, warrants and other rights convertible into Common or Preferred stock (collectively “securities”). The securities must be issued for such consideration, including cash, property, or services, as the Board may deem appropriate, subject to the requirement that the value of such consideration be no less than the par value of the shares issued. Any shares issued for which the consideration so fixed has been paid or delivered shall be fully paid stock and the holder of such shares shall not be liable for any further call or assessment or any other payment thereon, provided that the actual value of such consideration is not less that the par value of the shares so issued. The Board may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock only to the then holders of the outstanding shares of the Common Stock.

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(f)	Cumulative Voting. Except as otherwise required by applicable law, there shall be no cumulative voting on any matter brought to a vote of shareholders of the Corporation.
(g)	One Class. Except as otherwise required by the NRS, these Articles of Incorporation, or any designation for a class of Preferred Stock (which may provide that an alternate vote is required), (i) all shares of capital stock of the Corporation shall vote together as one class on all mattes submitted to a vote of the shareholders of the Corporation; and (ii) the affirmative vote of a majority of the voting power of all outstanding shares of voting stock entitled to vote in connection with the applicable matter shall be required for approval of such matter.
(h)	Section 78.2055 Election. Pursuant to the provisions of Subsection 3 of Section 78.2055 of the NRS, except as specifically set forth in any designation for a class of Preferred Stock, in the event that the Corporation desires to decrease the number of issued and outstanding shares of a class or series held by each shareholder of record at the effective date and time of the change without correspondingly decreasing the number of authorized shares of the same class or series which such decrease would adversely alter or change any preference, or any relative or other right given to any other class or series of outstanding shares, the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the decrease are specifically denied the right to vote on such a decrease as a class or series.
(i)	Section 78.207 Election. Pursuant to the provisions of Subsection 3 of Section 78.207 of the NRS, except as specifically set forth in any designation for a class of Preferred Stock, in the event that the Corporation desires to change the number of shares of a class or series, if any, of its authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each shareholder of record at the effective date and time of the change which increase or decrease would adversely alter or change any preference, or any relative or other right given to any other class or series of outstanding shares, the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the decrease are specifically denied the right to vote on such increase or decrease as a class or series.
(j)	Section 78.390 Election. Pursuant to the provisions of Subsection 2 of Section 78.390 of the NRS, except as specifically set forth in any designation for a class of Preferred Stock, the holders of each class of stock of the Corporation are specifically denied the right to vote as a separate class on any proposed amendment to these Articles of Incorporation that would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares.
(k)	Clarification. None of the provisions herein, including, without limitation, the provisions of Section 4(g), Section 4(h), Section 4(i) or Section 4(j), shall otherwise affect or limit the power of the Board to change the number of shares of a class or series of authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each shareholder without a vote of the shareholders, as set forth in Section 78.207 of the NRS, except as specifically set forth in any designation for a class of Preferred Stock.

Section 5.                  Adoption of Bylaws. In the furtherance and not in limitation of the powers conferred by statute and subject to Section 6, the Board is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the bylaws of the Corporation (the “Bylaws”).

Section 6.                  Shareholder Amendment of Bylaws. Notwithstanding Section 5, the Bylaws may also be adopted, repealed, rescinded, altered or amended in any respect by the shareholders of the Corporation, but only by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class.

Section 7.                  Board of Directors. The business and affairs of the Corporation shall be managed by and under the direction of the Board. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, the number of directors of the Corporation may be amended from time to time as set forth in the Bylaws. The exact number of directors shall be fixed from time to time by the Board pursuant to resolution adopted by a majority of the full Board. Directors need not be shareholders.

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Section 8.                  Powers of Board.

(a)	In furtherance and not in limitation of the powers conferred by the laws of the NRS, the Board is expressly authorized and empowered:
(i)	To make, alter, amend, and repeal the Bylaws;
(ii)	Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to shareholder inspection, provided that no shareholder shall have any right to inspect any of the accounts, books or documents of the Corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board or of the shareholders of the Corporation;
(iii)	To authorize and issue, without shareholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge or mortgage, as security therefore, any real or personal property of the Corporation, including after-acquired property;
(iv)	To determine whether any and, if so, what part of the earned surplus of the Corporation shall be paid in dividends to the shareholders, and to direct and determine other use and disposition of any such earned surplus;
(v)	To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purpose;
(vi)	To establish bonus, profit-sharing, stock option, or other types of incentive compensation plans for the employees, including officers and directors, of the Corporation, and to fix the amount of profits to be shared or distributed, and to determine the persons to participate in any such plans and the amount of their respective participations;
(vii)	to designate, by resolution or resolutions passed by a majority of the whole Board, one or more committees, each consisting of two or more directors, which, to the extent permitted by law and authorized by the resolution or the Bylaws, shall have and may exercise the powers of the Board; and
(viii)	To provide for the reasonable compensation of its own members by Bylaw, and to fix the terms and conditions upon which such compensation will be paid.
(b)	In addition to the powers and authority hereinbefore, or by statute, expressly conferred upon it, the Board may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Nevada, of these Articles of Incorporation, and of the Bylaws of the Corporation.

Section 9.                  Interested Directors. No contract or transaction between this Corporation and any of its directors, or between this Corporation and any other corporation, firm, association, or other legal entity shall be invalidated by reason of the fact that the director of the Corporation has a direct or indirect interest, pecuniary or otherwise, in such corporation, firm, association, or legal entity, or because the interested director was present at the meeting of the Board which acted upon or in reference to such contract or transaction, or because he participated in such action, provided that: (1) the interest of each such director shall have been disclosed to or known by the Board and a disinterested majority of the Board shall have, nonetheless, ratified and approved such contract or transaction (such interested director or directors may be counted in determining whether a quorum is present for the meeting at which such ratification or approval is given); or (2) the conditions of Section 78.140 of the NRS are met.

Section 10.               Term of Board of Directors. Except as otherwise required by applicable law, each director shall serve for a term ending on first anniversary of their date of election, provided that, notwithstanding the foregoing provisions of this Section 10 each director shall serve until their successor is elected and qualified or until his death, resignation or removal. All directors shall have equal standing. Notwithstanding the foregoing provisions of this Section 10, no decrease in the authorized number of directors shall shorten the term of any incumbent director; and additional directors, elected in connection with rights to elect such additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board establishing such class or series.

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Section 11.               Vacancies on Board of Directors. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board resulting from death, resignation, removal, or other causes, shall be filled solely by the quorum of the Board. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified or until such director’s death, resignation or removal, whichever first occurs.

Section 12.               Removal of Directors. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, any director may be removed from office only by the affirmative vote of the holders of not less than a majority of the voting power of the issued and outstanding stock entitled to vote. Failure of an incumbent director to be nominated to serve an additional term of office shall not be deemed a removal from office requiring any shareholder vote.

Section 13.               Shareholder Action. Any action required or permitted to be taken by the shareholders of the Corporation must be effective at a duly called annual meeting or at a special meeting of shareholders of the Corporation, unless such action requiring or permitting shareholder approval is approved by a majority of the directors, in which case such action may be authorized or taken by the written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of shareholders at which all shares entitled to vote thereon were present and voted, provided all other requirements of applicable law and these Articles of Incorporation have been satisfied.

Section 14.               Special Shareholder Meetings. Special meetings of the shareholders of the Corporation for any purpose or purposes may be called at any time by a majority of the Board. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by Board, within the limits fixed by law.

Section 15.               Location of Shareholder Meetings. Meetings of shareholders of the Corporation may be held within or without the State of Nevada, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of the NRS) outside the State of Nevada at such place or places as may be designated from time to time by the Board or in the Bylaws.

Section 16.               Private Property of Shareholders. The private property of the shareholders shall not be subject to the payment of corporate debts to any extent whatever and the shareholders shall not be personally liable for the payment of the Corporation’s debts.

Section 17.               Amendments. The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by applicable law and all rights conferred on shareholders herein granted subject to this reservation.

Section 18.               Term of Existence. The Corporation is to have perpetual existence.

Section 19.               Liability of Directors. No director of this Corporation shall have personal liability to the Corporation or any of its shareholders for monetary damages for breach of fiduciary duty as a director or officers involving any act or omission of any such director or officer. The foregoing provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or, which involve intentional misconduct or a knowing violation of law, (iii) under applicable sections of the NRS, (iv) the payment of dividends in violation of the NRS or, (v) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Section 19 by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

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 Section 20.               Indemnification.

(a)	Indemnification in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. Subject to Section 20(c) and Section 20(j), the Corporation shall, to the fullest extent permitted by the NRS and applicable Nevada law as in effect at any time, indemnify, hold harmless and defend any person who: (i) was or is a director or officer of the Corporation or was or is a director or officer of a direct or indirect wholly owned subsidiary of the Corporation, and (ii) was or is a party or is threatened to be made a party to, or was or is otherwise directly involved in (including as a witness), any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person was or is a director or officer of the Corporation or any direct or indirect wholly owned subsidiary of the Corporation, or was or is serving at the request of the Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, whether the basis of such proceeding is alleged action in an official capacity or in any other capacity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea or nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.
(b)	Indemnification in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 20(c) and Section 20(j), the Corporation shall indemnify, hold harmless and defend any person who: (i) was or is a director or officer of the Corporation or was or is a director or officer of a direct or indirect wholly owned subsidiary of the Corporation, and (ii) was or is a party or is threatened to be made a party to, or was or is otherwise directly involved in (including as a witness), any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person was or is a director or officer of the Corporation or any direct or indirect wholly owned subsidiary of the Corporation, or was or is serving at the request of the Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, and whether the basis of such action, suit or proceeding is alleged action in an official capacity or in any other capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Courts in the State of Nevada or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court in the State of Nevada or such other court shall deem proper.
(c)	Authorization of Indemnification. Any indemnification or defense under this Section 20 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 20(a) or Section 20(b), as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination,: (i) by directors constituting the Board Voting Majority and who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by the Board Voting Majority, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the shareholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding set forth in Section 20(a) or Section 20(b) or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

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(d)	Good Faith Defined. For purposes of any determination under Section 20(c), a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on good faith reliance on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term “another enterprise” as used in this Section 20(d) shall mean any other corporation or any partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise of which such person was or is serving at the request of the Corporation as a director, officer, employee, partner, member or agent. The provisions of this Section 20(d) shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 20(a) or Section 20(b), as the case may be.
(e)	Expenses Payable in Advance. Expenses, including attorneys’ fees, incurred by a current or former director or officer in defending any action, suit or proceeding described in Section 20(a) or Section 20(b) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 20.
(f)	Non-exclusivity of Indemnification and Advancement of Expenses. The indemnification, defense and advancement of expenses provided by or granted pursuant to this Section 20 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these Articles of Incorporation, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 20(a) or Section 20(b) shall be made to the fullest extent permitted by applicable law. The provisions of this Section 20 shall not be deemed to preclude the indemnification of, or advancement of expenses to, any person who is not specified in Section 20(a) or Section 20(b) but whom the Corporation has the power or obligation to indemnify under the provisions of the NRS or otherwise.
(g)	Insurance. The Corporation may purchase and maintain insurance on behalf of any person who was or is a director, officer, employee or agent of the Corporation, or a direct or indirect wholly owned subsidiary of the Corporation, or was or is serving at the request of the Corporation, as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify, hold harmless or defend such person against such liability under the provisions of this Section 20.
(h)	Certain Definitions. For purposes of this Section 20 references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who was or is a director, officer, employee or agent of such constituent corporation, or was or is serving at the request of such constituent corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Section 20 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Section 20, references to “fines” shall include any excise taxes assessed on a person with respect of any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Section 20.

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(i)	Survival of Indemnification and Advancement of Expenses. The indemnification, defense and advancement of expenses provided by, or granted pursuant to, this Section 20 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.
(j)	Limitation on Indemnification. Notwithstanding anything contained in this Section 20 to the contrary, except for proceedings to enforce rights to indemnification and defense under this Section 20 (which shall be governed by Section 20(k)(ii)), the Corporation shall not be obligated under this Section 20 to indemnify, hold harmless or defend any director, officer, employee or agent in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board.
(k)	Contract Rights.
(i)	The obligations of the Corporation under this Section 20 to indemnify, hold harmless and defend a person who was or is a director or officer of the Corporation or was or is a director or officer of a direct or indirect wholly owned subsidiary of the Corporation, including the duty to advance expenses, shall be considered a contract between the Corporation and such person, and no modification or repeal of any provision of this Section 20 shall affect, to the detriment of such person, such obligations of the Corporation in connection with a claim based on any act or failure to act occurring before such modification or repeal.
(ii)	If a claim under Section 20(a), Section 20(b) or Section 20(e) is not paid in full by the Corporation within 90 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 45 days, the person making such claim may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by applicable law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, such person shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by such person to enforce a right to indemnification hereunder (but not in a suit brought by such person to enforce a right to an advancement of expenses) it shall be a defense, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that such person has not met any applicable standard for indemnification set forth in the NRS. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of such person is proper in the circumstances because such person has met the applicable standard of conduct set forth in the NRS, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its shareholders) that such person has not met such applicable standard of conduct, shall create a presumption that such person has not met the applicable standard of conduct or, in the case of such a suit brought by such person, be a defense to such suit.
(l)	Indemnification Agreements. Without limiting the generality of the foregoing, the Corporation shall have the express authority to enter into such agreements as the Board deems appropriate for the indemnification of present or future directors and officers of the Corporation in connection with their service to, or status with, the Corporation or any other corporation, entity or enterprise with whom such person is serving at the express written request of the Corporation.

Section 21.               Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s shareholders, (iii) an action asserting a claim arising pursuant to any provision of the NRS, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Nevada, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Notwithstanding the foregoing, the exclusive forum provision will not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, or any claim for which the federal courts have exclusive or concurrent jurisdiction.

Section 22.               Headings. The headings contained herein are for convenience only, do not constitute a part of these Articles of Incorporation and shall not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation as of [_______], 2024.

By: ____________________________

Dewan Fazlul Hoque Chowdhury

Chief Executive Officer

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